Q2 2016 SUPPLEMENTAL INFORMATION

1

Cousins Properties Incorporated	Q2 2016 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2015 and in the Quarterly Report on Form 10-Q for the three months ended March 31, 2016. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our ability to obtain future financing arrangements; future acquisitions and future dispositions of operating assets; future acquisitions of land; future development and redevelopment opportunities; future dispositions of land and other non-core assets; future repurchases of common stock; projected operating results; market and industry trends; future distributions; projected capital expenditures; interest rates; statements about the benefits of the proposed transactions involving the Company and Parkway Properties Inc. ("Parkway"), including future financial and operating results, plans, objectives, expectations and intentions; all statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders; benefits of the proposed transactions to tenants, employees, stockholders and other constituents of the combined company; integrating our companies; cost savings; and the expected timetable for completing the proposed transactions.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following, the availability and terms of capital and financing; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the failure to achieve benefits from the repurchase of common stock; the availability of buyers and adequate pricing with respect to the disposition of assets; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of our major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; risks associated with the ability to consummate the proposed merger with Parkway and the timing of the closing of the proposed transactions with Parkway; risks associated with the ability to consummate the proposed spin-off of Parkway, Inc., a company holding the Houston assets of the Company and Parkway, and the timing of the closing of the proposed spin-off; risks associated with the ability to list the common stock of Parkway, Inc. on the New York Stock Exchange following the proposed spin-off; risks associated with the ability to consummate certain asset sales contemplated by Parkway and the timing of the closing of such proposed asset sales; risks associated with the ability to consummate the proposed reorganization of certain assets and liabilities of Cousins and Parkway, including the contemplated structuring of the Company and Parkway, Inc. as “UPREITs” following the consummation of the proposed transactions with Parkway; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the proposed transactions with Parkway; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions with Parkway; the impact of such indebtedness incurred in connection with the proposed transactions with Parkway; the ability to successfully integrate our operations and employees in connection with the proposed transactions with Parkway; the ability to realize anticipated benefits and synergies of the proposed transactions with Parkway; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of the Company, Parkway, or Parkway, Inc.; the potential impact of announcement of the proposed transactions with Parkway or consummation of the proposed transactions with Parkway on relationships, including with tenants, employees, customers, and competitors; the unfavorable outcome of any legal proceedings that have been or may be instituted against the Company, Parkway, or any company spun-off by the combined company; significant costs related to uninsured losses, condemnation, or environmental issues; the amount of the costs, fees, expenses and charges related to the proposed transactions with Parkway and the actual terms of the financings that may be obtained in connection with the proposed transactions with Parkway; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by the Company, Parkway, and Parkway, Inc.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties Incorporated	3	Q2 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD
Property Statistics
Consolidated Operating Properties	12	13	13	12	12	12	11	11	11
Consolidated Rentable Square Feet (in thousands)	13,034	13,407	13,407	12,563	12.122	12,122	11,993	11,993	11,993
Unconsolidated Operating Properties	5	5	5	6	6	6	6	6	6
Unconsolidated Rentable Square Feet (in thousands)	3,129	3,129	3,129	3,431	3.434	3,434	3,435	3,435	3,435
Total Operating Properties	17	18	18	18	18	18	17	17	17
Total Rentable Square Feet (in thousands)	16,163	16,536	16,536	15,994	15.556	15,556	15,428	15,428	15,428

Office Leasing Activity (1)(2)
Net Leased during the period (square feet in thousands)	1,874	441	521	770	1,240	2,972	220	402	622
Net Rent (per square foot)	$22.88	$18.93	$23.23	$23.42	$15.13	$18.30	$23.55	$22.73	$23.02
Total Leasing Costs (per square foot)	(5.71)	(4.62)	(6.27)	(5.83)	(1.66)	(3.64)	(6.31)	(7.08)	(6.81)
Net Effective Rent (per square foot)	$17.17	$14.31	$16.96	$17.59	$13.47	$14.66	$17.24	$15.65	$16.21
Change in Second Generation Net Rent	38.0%	33.6%	43.8%	28.1%	38.5%	36.7%	18.9%	17.2%	17.9%
Change in Cash-Basis Second Generation Net Rent	19.7%	8.0%	32.8%	14.1%	23.8%	19.8%	1.8%	4.3%	3.3%

Same Property Information (3)
Percent Leased (period end)	91.2%	91.7%	91.7%	91.8%	91.6%	91.6%	90.3%	90.7%	90.7%
Weighted Average Occupancy	89.7%	91.5%	90.4%	90.6%	90.7%	90.7%	89.4%	89.2%	89.2%
Change in Net Operating Income (over prior year period)	3.6%	5.2%	1.6%	1.1%	6.2%	3.3%	4.3%	1.4%	2.8%
Change in Cash-Basis Net Operating Income (over prior year period)	12.3%	15.9%	5.2%	1.2%	8.2%	7.3%	8.6%	3.9%	6.2%

Development Pipeline
Estimated Project Costs (in thousands) (4)	$226,575	$100,475	$161,975	$306,500	$261,500	$261,500	$326,300	$340,200	$340,200
Estimated Project Costs (3) / Total Undepreciated Assets	7.0%	3.0%	4.7%	8.6%	7.6%	7.6%	9.5%	9.6%	9.6%

Market Capitalization (5)
Common Stock Price (period end)	$11.42	$10.60	$10.38	$9.22	$9.43	$9.43	$10.38	$10.40	$10.40
Common Shares Outstanding (period end in thousands)	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,171
Equity Market Capitalization (in thousands)	$2,472,578	$2,294,582	$2,249,201	$1,979,267	$1,994,568	$1,994,568	$2,180,911	$2,185,778	$2,185,778
Debt (in thousands)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	999,999
Total Market Capitalization (in thousands)	$3,480,080	$3,361,958	$3,324,214	$2,986,031	$2,941,585	$2,941,585	$3,173,152	$3,185,777	$3,185,777

Cousins Properties Incorporated	4	Q2 2016 Supplemental Information

KEY PERFORMANCE METRICS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD
Credit Ratios (5)
Debt/Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	31.4%
Debt/Total Undepreciated Assets	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	28.3%
Fixed Charges Coverage	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46
Debt/Annualized EBITDA	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.51

Dividend Information (5)
Common Dividend per Share	$0.30	$0.08	$0.08	$0.08	$0.08	$0.32	$0.08	$0.08	$0.16
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	38.9%
FAD Payout Ratio	61.6%	68.1%	71.5%	54.8%	58.9%	62.6%	56.7%	69.0%	62.2%

Operations Ratios (5)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%	0.99%	0.53%	0.75%

Additional Information (5)
Straight Line Rental Revenue	$22,093	$6,285	$5,786	$4,623	$3,315	$20,009	$3,595	$3,434	$7,029
Above and Below Market Rents Amortization	$8,047	$2,030	$1,973	$2,030	$1,948	$7,981	$1,834	$1,854	$3,688
Second Generation Capital Expenditures	$35,054	$12,139	$13,259	$14,208	$14,608	$54,214	$7,904	$13,166	$21,070

(1) See Office Leasing Activity on page 14 herein for additional detail and explanations.
(2) In the first quarter 2016 supplemental information package, the first quarter 2016 change in cash-basis second generation net rent was incorrectly disclosed as 6.3%.
(3) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 13 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 25 for additional information.
(4) Cousins' share of development expenditures.
(5) See Non-GAAP Financial Measures - Calculations and Reconciliations.

Cousins Properties Incorporated	5	Q2 2016 Supplemental Information

KEY PERFORMANCE METRICS

(1) Total rentable square feet is based on the total portfolio.
(2) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties Incorporated	6	Q2 2016 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Net Operating Income
Office	206,551	56,734	59,269	59,329	59,878	235,210	57,894	57,275	115,169
Other	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	3,352
Total Net Operating Income	215,673	58,053	60,774	60,816	61,589	241,232	59,513	59,008	118,521
Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—
Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	4,023
Other Income	5,401	407	238	845	961	2,451	1,121	280	1,401

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(1,668)
General and Administrative Expenses	(19,972)	(3,595)	(5,936)	(2,971)	(4,597)	(17,099)	(8,492)	(4,691)	(13,183)
Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(18,781)
Other Expenses	(4,824)	(476)	(431)	(307)	(546)	(1,760)	(216)	(2,640)	(2,856)
Income Tax Benefit (Provision)	20	—	—	—	—	—	—	—	—
Depreciation and Amortization of Non-Real Estate Assets	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(712)
Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	86,745
Weighted Average Shares - Basic	204,216	216,568	216,630	216,261	213,872	215,827	210,904	210,129	210,516
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,687
FFO per Share - Basic and Diluted	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.41

Cousins Properties Incorporated	7	Q2 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Net Operating Income
Office Consolidated Properties
Greenway Plaza	77,379	18,403	18,916	19,544	19,688	76,551	18,692	18,990	37,682
Post Oak Central	23,437	6,675	6,516	6,495	6,973	26,659	6,626	6,135	12,761
Northpark Town Center	5,794	5,825	5,651	5,127	5,797	22,400	5,607	5,097	10,704
Fifth Third Center	5,631	3,641	3,709	3,770	3,836	14,956	4,238	4,349	8,587
191 Peachtree Tower	17,009	4,082	4,060	4,173	4,706	17,021	4,516	4,306	8,822
Promenade	11,435	3,542	3,581	3,623	3,239	13,985	3,740	3,419	7,159
The American Cancer Society Center	12,373	3,114	3,206	3,039	3,073	12,432	3,310	3,151	6,461
Colorado Tower	—	328	1,797	2,156	2,487	6,768	2,724	3,064	5,788
816 Congress Avenue	6,992	1,858	2,117	2,268	2,283	8,526	2,468	2,555	5,023
Meridian Mark Plaza	3,728	918	954	946	959	3,777	908	857	1,765
Research Park V	—	—	—	—	—	—	—	144	144
Other (2)	22,815	3,717	4,273	3,544	2,111	13,645	15	(5)	10
Subtotal - Office Consolidated	186,593	52,103	54,780	54,685	55,152	216,720	52,844	52,062	104,906

Office Unconsolidated Properties
Terminus 100	7,555	1,922	1,754	1,780	1,812	7,268	1,872	1,978	3,850
Terminus 200	5,504	1,436	1,442	1,575	1,616	6,069	1,658	1,770	3,428
Emory University Hospital Midtown Medical Office Tower	3,960	987	996	992	999	3,974	987	1,000	1,987
Gateway Village (1)	1,208	302	302	302	302	1,208	536	451	987
Other	(51)	(5)	(5)	(5)	(3)	(18)	(3)	14	11
Subtotal - Office Unconsolidated	18,176	4,642	4,489	4,644	4,726	18,501	5,050	5,213	10,263

Discontinued Operations	1,782	(11)	—	—	—	(11)	—	—	—

Total Office Net Operating Income	206,551	56,734	59,269	59,329	59,878	235,210	57,894	57,275	115,169

Other
Consolidated Properties (2)	1,383	(24)	10	—	205	191	23	(8)	15

Unconsolidated Properties
Emory Point Apartments (Phase I)	4,647	1,071	1,244	1,213	1,171	4,699	1,185	1,250	2,435
Emory Point Retail (Phase I)	1,080	281	255	222	136	894	248	218	466
Emory Point Apartments (Phase II)	—	—	—	1	180	181	96	204	300
Emory Point Retail (Phase II)	—	—	—	56	24	80	72	75	147
Other (2)	1,993	(6)	(4)	(5)	(5)	(20)	(5)	(6)	(11)
Subtotal - Other	7,720	1,346	1,495	1,487	1,506	5,834	1,596	1,741	3,337

Discontinued Operations	19	(3)	—	—	—	(3)	—	—	—

Total Other Net Operating Income	9,122	1,319	1,505	1,487	1,711	6,022	1,619	1,733	3,352

Total Net Operating Income	215,673	58,053	60,774	60,816	61,589	241,232	59,513	59,008	118,521

Cousins Properties Incorporated	8	Q2 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Sales Less Cost of Sales
Land Sales Less Cost of Sales - Consolidated	1,703	810	(566)	978	403	1,625	—	—	—
Land Sales Less Cost of Sales - Unconsolidated	2,207	—	242	2,038	—	2,280	—	—	—
Total Sales Less Cost of Sales	3,910	810	(324)	3,016	403	3,905	—	—	—

Fee Income
Development Fees	7,265	308	461	531	478	1,778	608	486	1,094
Management Fees (3)	5,082	1,503	1,184	1,128	1,373	5,188	1,325	1,263	2,588
Leasing & Other Fees	173	5	59	27	240	331	266	75	341
Total Fee Income	12,520	1,816	1,704	1,686	2,091	7,297	2,199	1,824	4,023

Other Income
Termination Fees	4,573	193	28	499	547	1,267	186	102	288
Termination Fees - Discontinued Operations	2	—	—	—	—	—	—	—	—
Interest and Other Income	261	55	22	222	138	437	389	27	416
Interest and Other Income - Discontinued Operations	4	—	—	—	—	—	—	—	—
Other - Unconsolidated	561	159	188	124	276	747	546	151	697
Total Other Income	5,401	407	238	845	961	2,451	1,121	280	1,401

Reimbursed Expenses	(3,652)	(1,111)	(717)	(686)	(916)	(3,430)	(870)	(798)	(1,668)

General and Administrative Expenses	(19,972)	(3,595)	(5,936)	(2,971)	(4,597)	(17,099)	(8,492)	(4,691)	(13,183)

Interest Expense
Consolidated Debt
The American Cancer Society Center	(8,710)	(2,131)	(2,147)	(2,164)	(2,157)	(8,599)	(2,126)	(2,119)	(4,245)
Post Oak Central	(8,127)	(2,010)	(2,001)	(1,992)	(1,983)	(7,986)	(1,974)	(1,965)	(3,939)
Promenade	(4,850)	(1,194)	(1,187)	(1,180)	(1,173)	(4,734)	(1,165)	(1,157)	(2,322)
Unsecured Credit Facility	(3,354)	(966)	(1,072)	(1,089)	(962)	(4,089)	(832)	(1,053)	(1,885)
191 Peachtree Tower	(3,444)	(861)	(861)	(861)	(861)	(3,444)	(861)	(860)	(1,721)
816 Congress Avenue	(709)	(817)	(818)	(817)	(817)	(3,269)	(817)	(817)	(1,634)
Meridian Mark Plaza	(1,562)	(387)	(385)	(384)	(382)	(1,538)	(381)	(379)	(760)
The Points at Waterview	(872)	(213)	(211)	(209)	(8)	(641)	—	—	—
Other	(234)	—	—	—	—	—	—	—	—
Capitalized	2,752	902	813	1,023	839	3,577	742	1,016	1,758
Subtotal - Consolidated	(29,110)	(7,677)	(7,869)	(7,673)	(7,504)	(30,723)	(7,414)	(7,334)	(14,748)

Unconsolidated Debt
Terminus 100	(3,494)	(865)	(861)	(857)	(853)	(3,436)	(848)	(844)	(1,692)
Terminus 200	(1,560)	(390)	(390)	(390)	(390)	(1,560)	(390)	(389)	(779)
Emory University Hospital Midtown Medical Office Tower	(1,336)	(334)	(334)	(333)	(332)	(1,333)	(330)	(329)	(659)
Emory Point	(974)	(232)	(242)	(265)	(387)	(1,126)	(439)	(464)	(903)
Other	—	—	—	—	—	—	—	—	—
Subtotal - Unconsolidated	(7,364)	(1,821)	(1,827)	(1,845)	(1,962)	(7,455)	(2,007)	(2,026)	(4,033)

Total Interest Expense	(36,474)	(9,498)	(9,696)	(9,518)	(9,466)	(38,178)	(9,421)	(9,360)	(18,781)

Cousins Properties Incorporated	9	Q2 2016 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Other Expenses
Noncontrolling Interests	(424)	—	—	—	(111)	(111)	—	—	—
Property Taxes and Other Holding Costs	(1,223)	(287)	(242)	(141)	(158)	(828)	(89)	(98)	(187)
Predevelopment & Other	(2,047)	(106)	(187)	(147)	(82)	(522)	(108)	(118)	(226)
Acquisition Costs	(1,130)	(83)	(2)	(19)	(195)	(299)	—	—	—
Merger Costs	—	—	—	—	—	—	(19)	(2,424)	(2,443)
Total Other Expenses	(4,824)	(476)	(431)	(307)	(546)	(1,760)	(216)	(2,640)	(2,856)

Income Tax Provision (Benefit)	20	—	—	—	—	—	—	—	—

Depreciation and Amortization of Non-Real Estate Assets
Consolidated	(867)	(423)	(374)	(414)	(410)	(1,621)	(377)	(335)	(712)
Unconsolidated	(46)	(48)	—	—	—	(48)	—	—	—
Total Non-Real Estate Depreciation and Amortization	(913)	(471)	(374)	(414)	(410)	(1,669)	(377)	(335)	(712)

Preferred Stock Dividends and Original Issuance Costs	(6,485)	—	—	—	—	—	—	—	—

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	86,745
Weighted Average Shares - Basic	204,216	216,568	216,630	216,261	213,872	215,827	210,904	210,129	210,516
Weighted Average Shares - Diluted	204,460	216,754	216,766	216,374	213,978	215,979	210,974	210,362	210,687
FFO per Share - Basic and Diluted	0.81	0.21	0.21	0.24	0.23	0.89	0.21	0.21	0.41

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) The Company receives an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria are met, receives additional returns. The Company recognizes these amount as NOI from this venture.

(2) Represents NOI for properties sold prior to June 30, 2016.
(3) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties Incorporated	10	Q2 2016 Supplemental Information

PORTFOLIO STATISTICS

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 2Q16	End of Period Leased 1Q16 (1)	Weighted Average Occupancy 2Q16	Weighted Average Occupancy 1Q16	% of Total Net Operating Income (2)	Company's Share of Property Level Debt ($000)
	Office
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	88.9%	89.4%	88.2%	87.8%	31%	$—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	92.8%	94.2%	93.2%	95.0%	11%	180,046
	Colorado Tower	Austin	373,000	Consolidated	100%	100.0%	100.0%	98.8%	87.4%	5%	—
	816 Congress	Austin	435,000	Consolidated	100%	94.6%	94.6%	93.4%	93.4%	4%	84,315
	Research Park V	Austin	173,000	Consolidated	100%	57.6%	44.9%	19.9%	—%	—%	—
	Texas		6,609,000							51%	264,361

	Northpark Town Center (3)	Atlanta	1,528,000	Consolidated	100%	85.8%	84.0%	84.2%	85.7%	9%	—
	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	92.5%	87.8%	88.2%	87.5%	8%	99,677
	Promenade	Atlanta	777,000	Consolidated	100%	93.7%	93.0%	89.9%	88.9%	6%	106,787
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	87.3%	83.4%	83.4%	86.0%	6%	128,440
	Terminus 100	Atlanta	660,000	Unconsolidated	50%	90.6%	92.3%	92.1%	91.6%	3%	63,978
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	91.3%	91.3%	91.3%	92.2%	3%	40,815
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	100.0%	93.8%	93.3%	94.9%	2%	24,754
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	96.4%	96.8%	96.4%	98.6%	2%	36,780
	Georgia		6,270,000							39%	501,231

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	96.3%	95.8%	90.2%	89.8%	7%	—
	Gateway Village	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	4,049
	North Carolina		1,763,000							8%	4,049
	Total Office Properties		14,642,000							98%	$769,641
	Other
	Emory Point Apartments (Phase I) (4)	Atlanta	404,000	Unconsolidated	75%	88.0%	94.4%	89.4%	94.4%	2%	36,122
	Emory Point Retail (Phase I)	Atlanta	80,000	Unconsolidated	75%	84.7%	84.7%	84.7%	81.5%	—%	7,399
	Emory Point Apartments (Phase II) (4)	Atlanta	257,000	Unconsolidated	75%	75.9%	48.5%	59.5%	44.1%	—%	28,365
	Emory Point Retail (Phase II)	Atlanta	45,000	Unconsolidated	75%	75.7%	75.7%	68.3%	62.3%	—%	5,006
	Total Other		786,000							2%	$76,892
	Total Portfolio		15,428,000							100%	$846,533

(1)	In the first quarter 2016 supplemental information package, the first quarter 2016 end of period leased for 816 Congress was incorrectly disclosed as 98.9%.
(2)	Net Operating Income represents the Company's share of rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended June 30, 2016.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	Phase I consists of 443 units and Phase II consists of 307 units.

Cousins Properties Incorporated	11	Q2 2016 Supplemental Information

PORTFOLIO STATISTICS

Cousins Properties Incorporated	12	Q2 2016 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	Net Operating Income ($ in thousands)
	Three Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	2Q16 vs. 2Q15 % Change	2Q16 vs. 1Q16% Change
Property Revenues (2)	$76,561	$76,658	$75,376	(0.1)%	1.6%
Property Operating Expenses (2)	32,400	33,117	30,599	(2.2)%	5.9%
Property Net Operating Income	$44,161	$43,541	$44,777	1.4%	(1.4)%

Cash Basis Property Revenues (3)	$73,368	$72,551	$72,226	1.1%	1.6%
Cash Basis Property Operating Expenses (4)	32,415	33,131	30,611	(2.2)%	5.9%
Cash Basis Property Net Operating Income	$40,953	$39,420	$41,615	3.9%	(1.6)%

End of Period Leased	90.7%	91.2%	90.3%
Weighted Average Occupancy	89.2%	89.5%	89.4%

	Six Months Ended
	June 30, 2016	June 30, 2015	% Change
Property Revenues (2)	$151,936	$150,146	1.2%
Property Operating Expenses (2)	62,999	63,667	(1.0)%
Property Net Operating Income	$88,937	$86,479	2.8%

Cash Basis Property Revenues (3)	$145,593	$141,424	2.9%
Cash Basis Property Operating Expenses (4)	63,026	63,700	(1.1)%
Cash Basis Property Net Operating Income	$82,567	$77,724	6.2%

(1)
Same Properties include those office properties that were operational and stabilized on January 1, 2015, excluding properties subsequently sold. See Non-GAAP Financial Measures - Calculation and Reconciliations. Properties included in this reporting period are as follows:

	Greenway Plaza	The American Cancer Society Center	Promenade
	Post Oak Central	Terminus 100	Meridian Mark Plaza
	191 Peachtree Tower	Terminus 200	Emory University Hospital Midtown Medical Office Tower
816 Congress
(2)	Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures.
(3)
Cash Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4)
Cash Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties Incorporated	13	Q2 2016 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended June 30, 2016				Six Months Ended June 30, 2016
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				439,570				711,270
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(37,357)				(88,825)
Net leased (square feet)	200,779	158,681	42,753	402,213	276,498	279,986	65,961	622,445
Number of transactions	16	18	6	40	26	33	10	69
Lease term (years) (2)	9.7	5.1	6.1	7.6	8.7	6.2	6.4	7.3

Net rent (per square foot) (2)(3)	$23.00	$22.61	$21.86	$22.73	$23.62	$22.77	$21.57	$23.02
Total leasing costs (per square foot) (2)(4)	(7.89)	(6.11)	(6.84)	(7.08)	(8.00)	(5.43)	(7.65)	(6.81)
Net effective rent (per square foot) (2)	$15.11	$16.50	$15.02	$15.65	$15.62	$17.34	$13.92	$16.21

Second generation leased square feet (2)(5)				245,596				399,696
Increase in second generation net rent (2)(3)(5)				17.2%				17.9%
Increase in cash basis second generation net rent (2)(5)(6)				4.3%				3.3%

(1) Excludes apartment and retail leasing at our mixed-use projects.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties Incorporated	14	Q2 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year

Year of Expiration	Square Feet Expiring (1)	% of Leased Space	Annual Contractual Rents ($000's) (1)(2)	% of Total Annual Contractual Rents	Annual Contractual Rent/Sq. Ft. (2)

2016	249,453	2.1%	$4,410	1.5%	$17.68
2017	745,678	6.2%	15,946	5.4%	21.38
2018	604,374	5.0%	13,892	4.7%	22.99
2019	1,535,257	12.7%	34,557	11.8%	22.51
2020	761,498	6.3%	17,643	6.0%	23.17
2021	1,254,857	10.4%	31,574	10.8%	25.16
2022	1,462,585	12.1%	35,066	12.0%	23.98
2023	1,571,911	13.0%	36,116	12.3%	22.98
2024	799,292	6.6%	22,801	7.8%	28.53
2025 &Thereafter	3,087,423	25.6%	81,283	27.7%	26.33

Total	12,072,328	100.0%	$293,288	100.0%	$24.29

Lease Expirations Greater than 100,000 Square Feet Through Year End 2019

Expiration Date	Tenant	Market	Building	Square Feet Expiring (1)
January 2019	National Union Fire Insurance Company	Atlanta	Northpark Town Center	105,362
September 2019	Stewart Information Services	Houston	Post Oak Central	182,915
December 2019	Apache Corporation	Houston	Post Oak Central	524,342

(1) Company's share.
(2) Annual Contractual Rent shown is the rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which may or may not include a base year of operating expenses depending upon the terms of the lease.

Cousins Properties Incorporated	15	Q2 2016 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
249,453
745,678
604,374
1,535,257
761,498
1,254,857
1,462,585
1,571,911
799,292
3,087,423
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025 & Thereafter

Note: Company's share

Cousins Properties Incorporated	16	Q2 2016 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Company's Share of Square Footage	Company's Share of Annualized Base Rent	Percentage of Total Company's Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1	Occidental Oil & Gas Corp.	961,491	$18,508,765	8%	10
2	Apache Corporation	524,342	9,328,417	4%	4
3	Invesco Management Group, Inc.	400,332	6,792,682	3%	8
4	Bank of America (4)	829,923	5,831,104	2%	8
5	McGuireWoods LLP	198,648	5,721,836	2%	10
6	Deloitte, LLP	259,998	5,556,157	2%	8
7	Transocean Offshore Deepwater	255,413	5,076,714	2%	7
8	Smith, Gambrell & Russell, LLP	159,136	4,863,347	2%	5
9	American Cancer Society, Inc.	275,160	4,830,511	2%	6
10	Parsley Energy, L.P.	135,107	4,016,731	2%	9
11	US South Communications	191,709	3,778,141	2%	6
12	CO Space Properties, LLC	120,298	3,609,506	2%	4
13	Stewart Information Services Corporation	189,474	3,375,634	1%	3
14	Direct Energy	198,969	3,006,051	1%	7
15	National Union Fire Insurance Company	106,472	2,982,609	1%	3
16	Northside Hospital	101,326	2,961,770	1%	7
17	Gulf South Pipeline Company LP	98,616	2,366,784	1%	8
18	Emory University	90,093	2,254,916	1%	12
19	Thompson, Ventulett, Stainback & Assoc	67,418	2,157,376	1%	8
20	GDF SUEZ Energy North America	134,602	2,156,478	1%	4
	Total Top 20	5,298,527	$99,175,529	41%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent which may or may not include a base year of operating expenses depending upon the terms of the lease.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.
Note:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

Cousins Properties Incorporated	17	Q2 2016 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Financial 16.7%
Legal 12.1%
Technology 9.4%
Health Care 7.2%
Insurance 4.8%
Professional Services 6.5%
Real Estate 3.3%
Construction/Design 3.4%
Other 2.9%
Consumer Goods & Services 5.5%
Marketing/Media/Creative 1.9%
Transportation 0.8%
Government 1.4%
Non Profit 0.7%
Energy 23.4%

(1) Based on total portfolio holdings.

Cousins Properties Incorporated	18	Q2 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands)

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	$215,000
Northpark Town Center	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

2012
2100 Ross	Office	Dallas	100.0%	3Q	844,000	59,200

					10,679,000	$2,229,500

Completed Property Developments

Project	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands)

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	$126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

2012
Mahan Village	Retail	Tallahassee	50.5%	4Q	147,000	25,800

					1,479,000	$374,600

Cousins Properties Incorporated	19	Q2 2016 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Metropolitan Area	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands)
2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	$22,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
600 University Park Place	Office	Birmingham	100.0%	1Q	123,000	19,700
Lakeshore Park Plaza	Office	Birmingham	100.0%	3Q	197,000	25,000
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	79,500
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CP Venture Two LLC	Retail	Other	10.3%	3Q	934,000	226,100
CP Venture Five LLC	Retail	Other	11.5%	3Q	1,179,000	296,200
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300

2012
The Avenue Collierville	Retail	Memphis	100.0%	2Q	511,000	55,000
Galleria 75	Office	Atlanta	100.0%	2Q	111,000	9,200
Ten Peachtree Place	Office	Atlanta	50.0%	2Q	260,000	45,300
The Avenue Webb Gin	Retail	Atlanta	100.0%	4Q	322,000	59,600
The Avenue Forsyth	Retail	Atlanta	88.5%	4Q	524,000	119,000
Cosmopolitan Center	Office	Atlanta	100.0%	4Q	51,000	7,000
Palisades West	Office	Austin	50.0%	4Q	373,000	64,800
Presbyterian Medical Plaza	Office	Charlotte	11.5%	4Q	69,000	4,500

					9,404,000	$1,892,500

Cousins Properties Incorporated	20	Q2 2016 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased (3)	Initial Occupancy (4)	Estimated Stabilization (5)

Carolina Square	Mixed	Chapel Hill, NC	50%	2Q15		$123,000	$31,786
Office					158,000			65%	3Q17	3Q18
Retail					44,000			61%	3Q17	3Q18
Apartments					246			—%	3Q17	3Q18

NCR Phase I	Office	Atlanta, GA	100%	3Q15	494,000	213,000	47,631	100%	1Q18	1Q18

8000 Avalon	Office	Atlanta, GA	90%	1Q16	224,000	73,000	14,936	19%	2Q17	2Q18

Total						$409,000	$94,353

(1)
This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)
Amount represents 100% of the estimated project cost. Carolina Square is expected to be funded with a combination of equity from the partners and up to $80.0 million from a construction loan, which had no outstanding balance as of June 30, 2016.

(3)	In the first quarter 2016 supplemental information package, the percent leased for Carolina Square Office was incorrectly disclosed as 67%.
(4)	Represents the quarter which the Company estimates the first tenant occupies space.
(5)	Stabilization represents the earlier of the quarter in which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.

Cousins Properties Incorporated	21	Q2 2016 Supplemental Information

LAND INVENTORY

	Metropolitan Area	Company's Ownership Interest	Total Developable Land (Acres)	Company's Share
Commercial

North Point	Atlanta	100.0%	32
Wildwood Office Park	Atlanta	50.0%	22
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	10
NCR Phase II (1)	Atlanta	100.0%	1
Georgia			65

DFA	Charlotte	50.0%	2
North Carolina			2

Victory Center	Dallas	75.0%	3
Texas			3

Commercial Land Held (Acres)			70	57
Cost Basis of Commercial Land Held			$52,084	$26,937

Residential (2)

Paulding County	Atlanta	50.0%	478
Callaway Gardens (3)	Atlanta	100.0%	217
Georgia			695

Padre Island	Corpus Christi	50.0%	15
Texas			15

Residential Land Held (Acres)			710	464
Cost Basis of Residential Land Held			$11,834	$8,297

Grand Total Land Held (Acres)			780	521
Grand Total Cost Basis of Land Held			$63,918	$35,234

(1)	Represents land adjacent to NCR Development project. Upon completion of the NCR development project, NCR is required to pay rent on this land.
(2)	Residential represents land that may be sold to third parties as lots or in large tracts for residential development.
(3)	Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company.

Cousins Properties Incorporated	22	Q2 2016 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2016	2017	2018	2019	2020	Thereafter	Total Principal	Deferred Loan Costs (1)	Total	Company's Share Recourse (2)
Consolidated Debt

Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(3)	100.0%	1.57%	5/28/19	$—	$—	$—	$155,000	$—	$—	$155,000	$—	$155,000	$155,000
Total Floating Rate Debt				—	—	—	155,000	—	—	155,000	—	155,000	155,000

Fixed Rate Debt
The American Cancer Society Center (4)	100.0%	6.45%	9/1/17	932	127,508	—	—	—	—	128,440	(101)	128,339	—
191 Peachtree Tower	100.0%	3.35%	10/1/18	982	2,013	96,682	—	—	—	99,677	(212)	99,465	—
Meridian Mark Plaza	100.0%	6.00%	8/1/20	232	484	514	546	22,978	—	24,754	(109)	24,645	—
Post Oak Central	100.0%	4.26%	10/1/20	1,761	3,636	3,794	3,959	166,896	—	180,046	(744)	179,302	—
Promenade	100.0%	4.27%	10/1/22	1,446	2,986	3,116	3,252	3,394	92,593	106,787	(368)	106,419	—
816 Congress	100.0%	3.75%	11/1/24	128	1,568	1,628	1,690	1,754	78,232	85,000	(685)	84,315	—
Total Fixed Rate Debt				5,481	138,195	105,734	9,447	195,022	170,825	624,704	(2,219)	622,485	—

Total Consolidated Debt				5,481	138,195	105,734	164,447	195,022	170,825	779,704	(2,219)	777,485	155,000

Unconsolidated Debt

Floating Rate Debt
Emory Point I (LIBOR + 1.75%) (5)	75.0%	2.22%	10/9/16	43,522	—	—	—	—	—	43,522	—	43,522	—
Emory Point II (LIBOR + 1.85%, $46mm facility) (5)	75.0%	2.32%	10/9/16	33,370	—	—	—	—	—	33,370	—	33,370	3,337
Carolina Square (LIBOR + 1.90%, $79.755mm facility) (6)	50.0%	2.37%	5/1/18	—	—	—	—	—	—	—	—	—	—
Total Floating Rate Debt				76,892	—	—	—	—	—	76,892	—	76,892	3,337

Fixed Rate Debt
Gateway Village (7)	50.0%	6.41%	12/1/16	4,049	—	—	—	—	—	4,049	—	4,049	—
Terminus 100	50.0%	5.25%	1/1/23	647	1,346	1,418	1,494	1,575	57,498	63,978	—	63,978	—
Terminus 200	50.0%	3.79%	1/1/23	374	770	800	831	863	37,177	40,815	—	40,815	—
Emory University Hospital Midtown Medical Office Tower	50.0%	3.50%	6/1/23	369	758	785	813	842	33,213	36,780	—	36,780	—
Total Fixed Rate Debt				5,439	2,874	3,003	3,138	3,280	127,888	145,622	—	145,622	—

Total Unconsolidated Debt				82,331	2,874	3,003	3,138	3,280	127,888	222,514	—	222,514	3,337

Total Debt				$87,812	$141,069	$108,737	$167,585	$198,302	$298,713	$1,002,218	$(2,219)	$999,999	$158,337

Total Maturities (8)				$76,893	$127,508	$96,682	$155,000	$189,874	$282,487	$928,444
% of Maturities				8%	14%	10%	17%	21%	30%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$231,892	23%	1.80%	2.0
Fixed Rate Debt	770,326	77%	4.54%	4.6
Total Debt	$1,002,218	100%	3.91%	4.0

(1) A new accounting standard was adopted in the first quarter of 2016 that requires deferred loan costs of mortgage debt to be recorded as a reduction from notes payable on the balance sheet. This standard does not apply to revolving credit facilities and such costs related to credit facilities continue to be recorded in other assets on the balance sheet.
(2) Non-recourse loans are subject to customary carve-outs.
(3) The spread over LIBOR at June 30, 2016 was 1.10%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) The Emory Point I and II loans have two one-year extension options, if certain conditions are met.
(6) The Company and its partner each guarantee 12.5% of the outstanding loan amount. There was no outstanding balance as of June 30, 2016.
(7) Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(8) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties Incorporated	23	Q2 2016 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule
300,000
250,000
200,000
150,000
100,000
50,000
0
$ (in thousands)
76,893
127,508
96,682
155,000
189,874
282,487
2016
2017
2018
2019
2020
Thereafter
Consolidated
Unconsolidated

Cousins Properties Incorporated	24	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Net Operating Income

Office Consolidated Properties	186,593	52,103	54,780	54,685	55,152	216,720	52,844	52,062	104,906
Other Consolidated Properties	1,385	(24)	10	—	205	191	23	(8)	15
Net Operating Income - Consolidated	187,978	52,079	54,790	54,685	55,357	216,911	52,867	52,054	104,921

Rental Property Revenues	343,910	90,033	96,177	96,016	90,842	373,068	88,476	90,735	179,211
Rental Property Operating Expenses	(155,934)	(37,954)	(41,387)	(41,331)	(35,485)	(156,157)	(35,609)	(38,681)	(74,290)
Net Operating Income - Consolidated	187,976	52,079	54,790	54,685	55,357	216,911	52,867	52,054	104,921

Income from Discontinued Operations
Rental Property Revenues	2,927	4	—	—	—	4	—	—	—
Rental Property Operating Expenses	(1,128)	(18)	—	—	—	(18)	—	—	—
Net Operating Income	1,799	(14)	—	—	—	(14)	—	—	—

Termination Fees	2	—	—	—	—	—	—	—	—
Interest and Other Income (Expense)	3	—	(6)	6	(21)	(21)	—	—	—
FFO from Discontinued Operations	1,804	(14)	(6)	6	(21)	(35)	—	—	—

Third Party Management and Leasing Revenues	—	—	—	—	—	—	—	—	—
Third Party Management and Leasing Expenses	(2)	—	—	—	—	—	—	—	—
FFO from Third Party Management and Leasing	(2)	—	—	—	—	—	—	—	—

FFO from Discontinued Operations	1,802	(14)	(6)	6	(21)	(35)	—	—	—

Depreciation and Amortization of Real Estate	—	—	—	—	—	—	—	—	—
Income from Discontinued Operations	1,802	(14)	(6)	6	(21)	(35)	—	—	—

FFO and EBITDA
Net income	45,519	7,203	7,951	53,620	56,744	125,518	22,796	7,765	30,561
Depreciation and amortization of real estate assets:
Consolidated properties	139,151	35,724	34,505	32,123	31,442	133,796	31,592	32,046	63,638
Share of unconsolidated joint ventures	11,915	2,743	2,772	2,891	3,239	11,645	3,259	3,231	6,490
(Gain) loss on sale of depreciated properties:
Consolidated properties	(30,188)	(286)	10	(36,167)	(42,316)	(78,210)	(14,190)	246	(13,944)
Discontinued properties	(1,767)	551	—	—	—	—	—	—	—
Non-controlling interest related to the sale of depreciated properties	574	—	—	—	—	—	—	—	—
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	86,745
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	18,780
Non-Real Estate Depreciation and Amortization	913	423	374	414	410	1,621	377	335	712
Income Tax Provision (Benefit)	(20)	—	—	—	—	—	—	—	—
Gain on Sale of Third Party Management & Leasing Business	3	—	—	—	—	—	—	—	—
Acquisition and Merger Costs	1,130	83	2	19	195	299	19	2,424	2,443
Preferred Stock Dividends and Original Issuance Costs	6,485	—	—	—	—	—	—	—	—
EBITDA (2)	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	108,680

Cousins Properties Incorporated	25	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Income (Loss) from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	18,176	4,642	4,489	4,644	4,726	18,501	5,049	5,213	10,262
Other Properties	7,720	1,346	1,495	1,487	1,506	5,834	1,597	1,741	3,338
Net Operating Income	25,896	5,988	5,984	6,131	6,232	24,335	6,646	6,954	13,600
Sales Less Cost of Sales	2,207	—	242	2,038	—	2,280	—	—	—
Termination Fees	185	120	28	271	—	419	—	—	—
Interest Expense	(7,364)	(1,822)	(1,827)	(1,845)	(1,961)	(7,455)	(2,007)	(2,026)	(4,033)
Other Income/(Expense)	536	68	106	12	182	368	454	87	541
Depreciation and Amortization of Non-Real Estate Assets	(46)	—	—	—	—	—	—	—	—
Funds from Operations - Unconsolidated Joint Ventures	21,414	4,354	4,533	6,607	4,453	19,947	5,093	5,015	10,108
Gain on Sale of Depreciated Investment Properties, net	1,767	—	—	—	—	—	—	—	—
Depreciation and Amortization of Real Estate	(11,913)	(2,743)	(2,772)	(2,891)	(3,239)	(11,645)	(3,259)	(3,231)	(6,490)
Net Income from Unconsolidated Joint Ventures	11,268	1,611	1,761	3,716	1,214	8,302	1,834	1,784	3,618

Market Capitalization
Common Stock price at Period End	11.42	10.60	10.38	9.22	9.43	9.43	10.38	10.40	10.40
Number of Common Shares Outstanding at Period End	216,513	216,470	216,686	214,671	211,513	211,513	210,107	210,171	210,171
Common Stock Capitalization	2,472,578	2,294,582	2,249,201	1,979,267	1,994,568	1,994,568	2,180,911	2,185,778	2,185,778

Preferred Stock Series B Price at Liquidation Value	—	—	—	—	—	—	—	—	—
Preferred Stock at Liquidation Value	—	—	—	—	—	—	—	—	—

Debt	792,344	847,948	849,772	779,570	721,293	721,293	767,811	777,485	777,485
Share of Unconsolidated Debt	215,158	219,428	225,241	227,194	225,724	225,724	224,430	222,514	222,514
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	999,999

Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,185,777

Credit Ratios
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	999,999
Total Market Capitalization	3,480,080	3,361,958	3,324,214	2,986,031	2,941,585	2,941,585	3,173,152	3,185,777	3,185,777
Debt (2) / Total Market Capitalization	29.0%	31.7%	32.3%	33.7%	32.2%	32.2%	31.3%	31.4%	31.4%

Total Assets - Consolidated	2,667,330	2,684,661	2,685,466	2,635,397	2,597,803	2,597,803	2,610,408	2,622,995	2,622,995
Accumulated Depreciation - Consolidated	400,593	435,939	470,360	542,084	463,008	463,008	486,747	519,075	519,075
Undepreciated Assets - Unconsolidated (2)	450,535	454,835	466,438	482,606	486,941	486,941	460,516	504,408	504,408
Less: Investment in Unconsolidated Joint Ventures	(100,498)	(100,821)	(103,665)	(103,470)	(102,577)	(102,577)	(110,138)	(114,455)	(114,455)
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,532,023
Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	999,999
Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,532,023
Debt (2) / Total Undepreciated Assets (2)	29.5%	30.7%	30.6%	28.3%	27.5%	27.5%	28.8%	28.3%	28.3%

Cousins Properties Incorporated	26	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2014	2015 1st	2015 2nd	2015 3rd	2015 4th	2015	2016 1st	2016 2nd	2016 YTD

Coverage Ratios (2)
Interest Expense	36,474	9,498	9,696	9,518	9,466	38,178	9,421	9,359	18,780
Scheduled Principal Payments	9,836	2,493	2,477	2,507	2,415	9,892	2,444	3,143	5,587
Preferred Stock Dividends	2,955	—	—	—	—	—	—	—	—
Fixed Charges	49,265	11,991	12,173	12,025	11,881	48,070	11,865	12,502	24,367
EBITDA	210,189	55,939	55,310	62,418	59,180	232,847	53,274	55,406	108,680
Fixed Charges Coverage Ratio (2)	4.27	4.67	4.54	5.19	4.98	4.84	4.49	4.43	4.46

Debt (2)	1,007,502	1,067,376	1,075,013	1,006,764	947,017	947,017	992,241	999,999	999,999
Annualized EBITDA (3)	248,556	223,756	221,240	250,260	236,720	236,720	213,096	221,624	221,624
Debt (2) / Annualized EBITDA (3)	4.05	4.77	4.86	4.02	4.00	4.00	4.66	4.51	4.51

Dividend Information
Cash Common Dividends	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	33,728
FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	86,745
FFO Payout Ratio	37.3%	37.8%	38.3%	33.0%	35.0%	35.9%	38.9%	38.8%	38.9%

FFO	165,204	45,935	45,238	52,467	49,109	192,749	43,457	43,288	86,745
Straight Line Rental Revenue	(22,093)	(6,285)	(5,786)	(4,623)	(3,315)	(20,009)	(3,595)	(3,434)	(7,029)
Above and Below Market Rents	(8,047)	(2,030)	(1,973)	(2,030)	(1,948)	(7,981)	(1,834)	(1,854)	(3,688)
Second Generation CAPEX	(35,054)	(12,139)	(13,259)	(14,208)	(14,608)	(54,214)	(7,904)	(13,166)	(21,070)
Deferred Income - Tenant Improvements	—	—	—	—	(48)	(48)	(280)	(488)	(768)
FAD (2)	100,010	25,481	24,220	31,606	29,190	110,497	29,844	24,346	54,190
Common Dividends	61,563	17,349	17,328	17,334	17,185	69,196	16,918	16,810	33,728
FAD Payout Ratio (2)	61.6%	68.1%	71.5%	54.8%	58.9%	62.6%	56.7%	69.0%	62.2%

Operations Ratios
Total Undepreciated Assets (2)	3,417,960	3,474,614	3,518,599	3,556,617	3,445,175	3,445,175	3,447,533	3,532,023	3,532,023
General and Administrative Expenses	19,787	3,595	5,936	2,971	4,597	17,099	8,492	4,691	13,183
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.58%	0.41%	0.67%	0.33%	0.53%	0.50%	0.99%	0.53%	0.75%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	31,187	11,632	12,294	10,941	11,954	46,821	4,867	10,356	15,223
Second Generation Building Improvements	3,867	507	965	3,267	2,654	7,393	3,037	2,810	5,847
	35,054	12,139	13,259	14,208	14,608	54,214	7,904	13,166	21,070

Cousins Properties Incorporated	27	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended ($ in thousands)			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016	June 30, 2015
Rental Property Revenues
Same Property	$76,561	$76,658	$75,376	$151,936	$150,146
Non-Same Property	24,421	28,563	23,365	47,786	54,089
	$100,982	$105,221	$98,741	$199,722	$204,235

Rental Property Operating Expenses
Same Property	$32,400	$33,117	$30,599	$62,999	$63,667
Non-Same Property	9,574	11,330	8,628	18,202	21,741
	$41,974	$44,447	$39,227	$81,201	$85,408

Rental Property Revenues
Consolidated Properties	$90,735	$96,177	$88,476	$179,211	$186,216
Discontinued Operations	—	—	—	—	4
Share of Unconsolidated Joint Ventures	10,247	9,044	10,265	20,511	18,015
	$100,982	$105,221	$98,741	$199,722	$204,235

Rental Property Operating Expenses
Consolidated Properties	$38,681	$41,387	$35,609	$74,290	$79,340
Discontinued Operations	—	—	—	—	18
Share of Unconsolidated Joint Ventures	3,293	3,060	3,618	6,911	6,050
	$41,974	$44,447	$39,227	$81,201	$85,408

Cash Basis Rental Property Revenues
Rental Property Revenues	$100,981	$105,221	$98,741	$199,722	$204,229
Less: Straight Line Rent	3,434	5,786	3,595	7,029	12,071
Less: Non-cash Income	1,843	1,456	1,672	3,515	2,992
	$95,704	$97,979	$93,474	$189,178	$189,166

Cash Basis Rental Property Revenues
Same Property	$73,368	$72,551	$72,226	$145,593	$141,424
Non-Same Property	22,336	25,428	21,248	43,585	47,742
	$95,704	$97,979	$93,474	$189,178	$189,166

Cash Basis Rental Property Operating Expenses
Rental Property Operating Expenses	$41,974	$44,447	$39,227	$81,201	$85,403
Non-Cash Expense	16	19	13	29	(58)
	$41,990	$44,466	$39,240	$81,230	$85,345

Cash Basis Rental Property Operating Expenses
Same Property	$32,415	$33,131	$30,611	$63,026	$63,700
Non-Same Property	9,575	11,335	8,629	18,204	21,645
	$41,990	$44,466	$39,240	$81,230	$85,345

Cousins Properties Incorporated	28	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended ($ in thousands)			Six Months Ended
	June 30, 2016	June 30, 2015	March 31, 2016	June 30, 2016		June 30, 2015
Net Income	$7,765	$7,951	$22,796	$30,561		$15,155
Net operating income from unconsolidated joint ventures	6,954	5,984	6,646	13,600		11,970
Net operating income from discontinued operations	—	—		—		—
Fee income	(1,824)	(1,704)	(2,199)	(4,023)		(3,520)
Other income	(129)	(22)	(576)	(705)		(143)
Reimbursed expenses	798	717	870	1,668		1,828
General and administrative expenses	4,691	5,936	8,492	13,183		9,533
Interest expense	7,334	7,869	7,414	14,748		15,546
Depreciation and amortization	32,381	34,879	31,969	64,350		71,026
Other expenses	2,576	343	125	2,701		783
Income from unconsolidated joint ventures	(1,784)	(1,761)	(1,834)	(3,618)		(3,372)
Loss from discontinued operations	—	6	—	—		551
Loss on sale of investment properties	246	576	(14,190)	(13,944)		(530)
Net Operating Income	$59,008	$60,774	$59,513	$118,521		$118,827

Net Operating Income
Same Property	$44,161	$43,541	$44,777	$88,937	—	$86,479
Non-Same Property	14,847	17,233	14,736	29,584		32,348
	$59,008	$60,774	$59,513	$118,521		$118,827

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized equals quarter amount annualized.
(4) Quarter amount represents quarter annualized, year-to-date represents year-to-date actual.

Cousins Properties Incorporated	29	Q2 2016 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and merger costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and merger costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties Incorporated	30	Q2 2016 Supplemental Information

ADDITIONAL INFORMATION
FROM OPERATIONS - DETAIL
FUNDS FROM OPERATIONS - DETAIL

In connection with the proposed transaction with Parkway, Cousins filed an amended registration statement on Form S-4 (File No. 333-211849), declared effective by the SEC on July 22, 2016, that included a joint proxy statement of Cousins and Parkway that also constitutes a prospectus of Cousins. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC because they contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Cousins by contacting Cousins Investor Relations at (404) 407-1898. Investors and security holders may obtain free copies of the documents filed with the SEC by Parkway by contacting Parkway Investor Relations at (407) 650-0593.
Cousins and Parkway and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Cousins’ directors and executive officers is available in Cousins’ proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 22, 2016. Information about directors and executive officers of Parkway is available in the proxy statement for its 2016 Annual Meeting, which was filed with the SEC on March 28, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the merger. Investors should read the definitive joint proxy statement/prospectus carefully. You may obtain free copies of these documents from Cousins or Parkway using the sources indicated above.
This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cousins Properties Incorporated	31	Q2 2016 Supplemental Information